UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2004

Presidion Corporation

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

000-3149	65-0832987
(Commission file number)	(IRS Employer Identification No.)

755 W. Big Beaver, Suite 1700
Troy, Michigan 48084
(Address of principal executive offices, including zip code)

(248) 269-9600
(Registrant’s telephone number, including area code)

Item 4.01. Changes in Registrant’s Certifying Accountant.
Item 9.01. Financial Statements and Exhibits.
Exhibit Index
Letter Dated October 20, 2004

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1)	(i) On August 1, 2004, the partners of Follmer Rudzewicz PLC announced that they were joining UHY LLP, a newly-formed New York limited liability partnership. UHY LLP is comprised of the partners of four accounting firms with offices in eight states. UHY LLP is a legal entity that is separate from Follmer Rudzewicz PLC. Follmer Rudzewicz PLC has ceased to provide audit services, and accordingly, has resigned as the independent auditors of the Company. On October 20, 2004, the Company was informed by Follmer Rudzewicz PLC of this newly-formed limited liability partnership.

(ii) None of the reports of Follmer Rudzewicz PLC on the Company’s financial statements for the past year or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change principal accountants was approved by the Company’s Board of Directors.

(iv) During the most recent fiscal year of the Company and any subsequent interim periods, there were no disagreements between the Company and Follmer Rudzewicz PLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Follmer Rudzewicz PLC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Company has provided Follmer Rudzewicz PLC with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Follmer Rudzewicz PLC deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of Follmer Rudzewicz PLC is filed as Exhibit 16.1 to this Form 8-K Current Report.

(a)(2)	On October 20, 2004, the Company engaged UHY LLP as the Company’s independent public accountant for the Company’s fiscal year ending December 31, 2004 and the interim periods prior to such year-end. During the Company’s most recent fiscal year or subsequent interim periods, the Company has not consulted with UHY LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did the limited liability partnership of UHY LLP provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company’s most recent fiscal year or subsequent interim periods, the Company has not consulted with the limited liability partnership of UHY LLP on any matter that was the subject of a disagreement or a reportable event.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16.1  Letter, dated October 20, 2004, from Follmer Rudzewicz PLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Presidion Corporation

(Registrant)

Date	By

October 20, 2004	/S/ Craig A. Vanderburg

	Craig A. Vanderburg	(Principal Executive Officer)
President, Chief Executive Officer and Director

Exhibit Index

Exibit
No.	Description
16.1	Letter dated October 20, 2004, from Follmer Rudzewicz PLC